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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 9, 2005


                         FIRST FEDERAL BANCSHARES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       0-30753                37-1397683
      --------                      ------------            ----------
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)            Identification No.)

                109 East Depot Street, Colchester, Illinois 62326
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (309) 776-3225
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

      On February 9, 2005, First Federal Bancshares, Inc. (the "Company") received notice from director Eldon R. Mette that he will not stand for re-election at the 2005 Annual Meeting of Stockholders scheduled for May 24, 2005.

      The press release announcing the resignations is furnished as Exhibit
99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

(b)   Exhibits

      Number            Description
      ------            -----------

      99.1              Press Release Dated February 10, 2005




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FIRST FEDERAL BANCSHARES, INC.




Date: February 10, 2005                By: /s/ James J. Stebor
                                           -------------------------------------
                                           James J. Stebor
                                           President and Chief Executive Officer